UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

NorthWestern Corp
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 23, 2020, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 47,986,080 shares of common stock, par value $.01, were present in person or by proxies. This represented over 95 percent of the 50,494,915 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•	Elected all ten of the directors nominated by the Board of Directors;

•	Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm; and

•	Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement.
Set forth below are the final voting results on each such matter.
1. Election of Directors. The Board of Directors of the Company nominated ten persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld with respect to each nominee were as follows:

			Broker
Name of Director	For	Withheld	Non-Votes
Stephen P. Adik	46,044,889	464,635	1,476,556
Anthony T. Clark	46,339,366	170,158	1,476,556
Dana J. Dykhouse	45,818,134	691,390	1,476,556
Jan R. Horsfall	46,360,721	148,803	1,476,556
Britt E. Ide	46,460,946	48,578	1,476,556
Julia L. Johnson	45,509,400	1,000,124	1,476,556
Robert C. Rowe	46,388,482	121,042	1,476,556
Linda G. Sullivan	46,463,406	46,118	1,476,556
Mahvash Yazdi	46,456,522	53,002	1,476,556
Jeffrey W. Yingling	46,461,426	48,098	1,476,556
2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm were as follows:

For	Against	Abstain
47,564,877	361,185	60,018
3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

			Broker
For	Against	Abstain	Non-Votes
45,776,885	683,706	48,933	1,476,556

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: April 29, 2020